UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2005

Apco Argentina Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	0-8933	98-0199453

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Williams Center, Mail Drop 26-4, Tulsa, Oklahoma	74104
(Address of principal executive offices)	(Zip Code)

918/573-2164
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On March 14, 2005, Apco Argentina Inc. (“Apco”) issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release and the accompanying summary of earnings is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

      The above information is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

      See Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	Exhibits

	Exhibit 99.1	Copy of Apco’s press release dated March 14, 2005, publicly announcing its fourth quarter and year-end 2004 financial results.

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Apco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APCO ARGENTINA INC.
Date: March 15, 2005	By:	/s/ Landy L. Fullmer
		Name:	Landy L. Fullmer
		Title:	Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	DESCRIPTION
99.1	Copy of Apco’s press release dated March 14, 2005, publicly announcing its fourth quarter and year-end 2004 financial results.